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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                             JANUS INVESTMENT FUND
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)



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                                    Form of
                      *** EXERCISE YOUR RIGHT TO VOTE ***
     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                SHAREHOLDER MEETING TO BE HELD ON JUNE 10, 2010.


           JANUS INVESTMENT FUND                          MEETING INFORMATION
                                                          -------------------
                                             MEETING TYPE:           Special
                                             FOR HOLDERS AS OF:      March 17, 2010
                                             DATE:   June 10, 2010   TIME: 9:30 a.m. MDT
                                             LOCATION:        JW Marriott Hotel
                                                              150 Clayton Lane
                                                              Denver, CO 80206

                                             You are receiving this communication because
                                             you hold shares in the above named Trust.

                                             This is not a ballot. You cannot use this
                                             notice to vote these shares. This
                                             communication presents only an overview of
                                             the more complete proxy materials that are
                                             available to you on the Internet. You may
                                             view the proxy materials online at
                                             www.proxyvote.com or easily request a paper
                                             copy (see reverse side).

                                             We encourage you to access and review all of
                                             the important information contained in the
                                             proxy materials before voting.

                                             SEE THE REVERSE SIDE OF THIS NOTICE TO OBTAIN
                                             PROXY MATERIALS AND VOTING INSTRUCTIONS.

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                             -- BEFORE YOU VOTE --
                       How to Access the Proxy Materials

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE:

PROXY STATEMENT

HOW TO VIEW ONLINE:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

HOW TO REQUEST AND RECEIVE A PAPER OR E-MAIL COPY:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

             1) BY INTERNET:    www.proxyvote.com
             2) BY TELEPHONE:   1-800-579-1639
             3) BY E-MAIL*:     sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2010 to facilitate timely delivery.

                               -- HOW TO VOTE --
               Please Choose One of the Following Voting Methods

VOTE IN PERSON: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

VOTE BY INTERNET: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

VOTE BY MAIL: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

THE BOARD OF TRUSTEES RECOMMENDS
THAT YOU VOTE FOR THE FOLLOWING:

1.   Election of ten Trustees:

     NOMINEES:

     01) Jerome S. Contro          06) William D. Stewart
     02) William F. McCalpin       07) Martin H. Waldinger
     03) John W. McCarter, Jr.     08) Linda S. Wolf
     04) Dennis B. Mullen          09) John H. Cammack
     05) James T. Rothe            10) John P. McGonigle


NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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VOTING INSTRUCTIONS

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED "ROUTINE" IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED "ROUTINE". WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

**IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER. THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.